Exhibit 10.20

AMENDMENT NO.1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Amended and Restated Credit Agreement (this "Amendment") is entered into as of November 18, 2010 by and between Vera Bradley Designs, Inc., an Indiana corporation (the "Borrower"), and JPMorgan Chase Bank, National Association, as administrative agent (the "Administrative Agent"), acting with the consent of the Required Lenders.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of October 4, 2010 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower and the Administrative Agent, acting with the consent of the Required Lenders, wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.    Amendment to Credit Agreement. Upon the "Effective Date" (as defined below), Section 2.12(a) of the Credit Agreement is amended in its entirety to read as follows:

"(a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender. a facility fee, which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the date hereof to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued facility fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that, any facility fees accruing after the date on which the Commitments terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day)."

2.     Effective Date. This Amendment shall become effective on the date (the"Effective Date") on which the following conditions have been satisfied:

(a)     The execution and delivery hereof by the Borrower and the Administrative Agent, acting with the consent of the Required Lenders; and

(b)     The execution and delivery by Holdings and each of the Subsidiary Guarantors of a Reaffirmation substantially in the form of Exhibit A hereto.

3.     Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to ''this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit

Agreement as amended hereby.

4.     Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

5.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

6.     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or be electronic mail shall be effective as delivery of manually executed counterpart hereof.

[signature page follows]

CHI:2468383.2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
.

VERA BRADLEY DESIGNS, INC.
/s/ David R. Traylor
Name: David R. Traylor
Title: VP, Finance

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and acting with the consent of the Required Lenders
/s/ Stephanie L. Yoder
Name: Stephanie L. Yoder
Title: Vice President

[Signature Page to Amendment No.1 to Amended and Restated Credit Agreement]

EXHIBIT A

REAFFIRMATION

Each of the undersigned (i) acknowledges receipt of a copy of Amendment No. 1 to Amended and Restated Credit Agreement (the "Amendment"), amending the Amended and Restated Credit Agreement dated as of October 4, 2010, (ii) consents to the Amendment and each of the transactions referenced therein, and (iii) hereby reaffirms its obligations, as applicable, under the Subsidiary Guaranty dated as of November 26, 2008 and the Parent Guaranty dated as of October 4, 2010, each, in favor of JPMorgan Chase Bank, National Association, as Administrative Agent.

Dated as of November 18, 2010

VERA BRADLEY, INC.
/s/ David R. Traylor
Title: VP, Finance

VERA BRADLEY RETAIL STORES, LLC
/s/ David R. Traylor
Title: VP, Finance

VERA BRADLEY INTERNATIONAL, LLC
/s/ David R. Traylor
Title: VP, Finance